SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                              FORM 8-K
                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                            February 3, 1998
                   ---------------------------------
                   (Date of earliest event reported)


                     Digital Equipment Corporation
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       (Exact name of Registrant as specified in its charter)


         Massachusetts          1-5296            04-2226590
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          (State of          (Commission         IRS Employer
        Incorporation)        File No.)       Identification No.)



          111 Powdermill Road, Maynard, Massachusetts  01754
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    (Address of principal executive offices, including zip code)


                             (978) 493-5111
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          (Registrant's telephone number, including area code)




                 INFORMATION TO BE INCLUDED IN THE REPORT


 Item 5.  Other Events.

 Effective February 3, 1998, Digital Equipment Corporation ("Digital") amended the Rights Agreement dated as of December 11, 1989 ("Rights Agreement"), between Digital and First Chicago Trust Company of New York, as Rights Agent, to render the Rights (as defined in the Rights Agreement) issued pursuant to the terms of the Rights Agreement inapplicable to the Agreement and Plan of Merger, dated as of January 25, 1998 between Digital and Compaq Computer Corporation and the transactions contemplated thereby.

 A copy of the Amendment to Rights Agreement is attached hereto as
 Exhibit 4 and is incorporated herein by reference.


 Item 7.  Financial Statements and Exhibits

      (c)  Exhibits.

           Exhibit 4   -  Amendment, dated as of February 3, 1998, to
                          the Rights Agreement, originally dated as of December 11, 1989, between Digital Equipment Corporation and First Chicago Trust Company of New York.



                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 DIGITAL EQUIPMENT CORPORATION

                                 By:  /s/ Gail S. Mann
                                    ---------------------------------
                                    Gail S. Mann
                                    Vice President, Assistant General
                                    Counsel, Secretary and Clerk


 Dated:  February 12, 1998



                               EXHIBIT INDEX


 Exhibit No.    Description
 -----------    -----------
      4         Amendment, dated as of February 3, 1998, to the Rights
                Agreement, originally dated as of December 11, 1989, between Digital Equipment Corporation and First Chicago
                Trust Company of New York.